EXHIBIT 23.2





                            CONSENT OF LEGAL COUNSEL





         We hereby consent to the use, in the Prospectus as outlined in Securities and Exchange Commission Form S-8, of our name as special tax counsel to General Communication, Inc. in the preparation of the Prospectus.


                                              HARRIS, MERICLE, WAKAYAMA & MASON,
                                              a Professional Limited Liability
                                              Company

                                                              /s/

Seattle, Washington

October 30, 1998

Amendment to Registration Statement (S-8)                                Page 28